October 22, 2024

BNY MELLON FUNDS TRUST

-BNY Mellon National Municipal Money Market Fund

Supplement to Prospectus and Statement of Additional Information

BNY Mellon National Municipal Money Market Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Prospectus and Statement of Additional Information are removed.

Effective as of the close of business on October 21, 2024, Fund shares in BNY Wealth ("BNYW") Retirement Accounts were reallocated to other previously approved investment vehicles designated in account documents as determined by BNYW and/or a client's trustee or other fiduciary, as required. Fund shares held by BNY Mellon Investment Adviser, Inc. Retirement Accounts were exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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